UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2007

Pipex Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	01-12584 (Commission File Number)	13-3808303 (IRS Employer Identification Number)

3930 Varsity Drive

Ann Arbor, MI 48108

(Address of principal executive offices) (Zip Code)

(734) 332-7800

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 21, 2007, the Registrant issued a press release reporting on the results of its two recent pre-NDA meetings with the Food and Drug Administration. The press release is furnished as an exhibit to this current report.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
Exhibit No.	Description
99.1	Press Release dated September 21, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPEX PHARMACEUTICALS, INC.

Dated: September 21, 2007	By: /s/ Steve H. Kanzer . Steve H. Kanzer Chairman and Chief Executive Officer